Aug. 29, 2015
Retail | Term Portfolio
Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio (NCCTX)
Term Portfolio (XAOHX)
August 29, 2015
Prospectus

At a special shareholder meeting of Cash Portfolio, shareholders approved proposals to modify the fund's fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry and to revise one of the fund's other fundamental investment policies. These changes will enable the fund to operate as a government money market fund. The fund will implement other changes necessary to operate as a government money market fund, including (1) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), and (2) changing its name to "Government Portfolio." The modification to the fund's fundamental concentration policy and the fund's transition to a government money market fund are expected to become effective in the third quarter of 2016. The modifications to the fund's other fundamental investment policy is expected to become effective in the fourth quarter of 2015.

The following information replaces the similar information for Cash Portfolio found in the "Fund Summary" section under the heading "Principal Investment Risks" on page 4.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.